UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2014

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands	1-34094	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, TX	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certified Accountants

UHY LLP (“UHY”) served as Vantage Drilling Company’s (“the Company”) independent registered public accounting firm to audit the financial statements and internal control over financial reporting of the Company for the fiscal year ended December 31, 2013. The Audit Committee of the Board of Directors selected UHY to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014. On December 1, 2014, UHY informed the Company that, effective as of such date, its Texas practice had been acquired by BDO USA, LLP. As a result of this transaction, effective December 1, 2014, UHY resigned as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

The audit reports of UHY on the Company’s consolidated financial statements for the years ended December 31, 2013 and 2012 did not contain an adverse opinion or disclaimer of opinion, and these statements were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2013 and 2012, and the subsequent interim period through December 1, 2014, there were no disagreements with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, had it not been resolved to the satisfaction of UHY, would have caused UHY to make reference thereto in its reports on the financial statements for such periods. During this time, there have been no “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that UHY furnish it with a letter addressed to the Securities and Exchange Commission stating whether UHY agrees with the above statements. A copy of such letter dated December 4, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

As a result of the UHY transaction, the Audit Committee appointed BDO USA, LLP (“BDO”) as the successor independent registered public accounting firm on December 3, 2014. Prior to such appointment, the Company had not consulted with BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit

16.1	Letter from UHY LLP to the Securities and Exchange Commission dated December 4, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 4, 2014

VANTAGE DRILLING COMPANY

/S/ DOUGLAS G. SMITH
Douglas G. Smith,
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

16.1	Letter from UHY LLP to the Securities and Exchange Commission dated December 4, 2014.